EXHIBIT 99.1


                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                                 MEDAMICUS, INC.

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                           FORWARD-LOOKING STATEMENTS


This news release contains forward-looking statements as defined by the Private
    Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by some statements made herein. All forward-looking statements involve risks and uncertainties. Among the factors that could cause results to differ materially are the following: the Company's dependence upon a limited number of key customers for its revenue; the Company's dependence upon licensing agreements with third parties for the technology underlying some of its products, especially the safety needle; successful implementation of the Company's safety needle production ramp-up schedule; attracting and retaining key personnel; lack of market acceptance of the Company's products, especially the safety needle; introduction of competitive products; patent and government regulatory matters; economic conditions; and the ability to raise capital. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company are expressly qualified by these cautionary statements. In addition, the Company disclaims any obligation to update forward-looking statements to reflect events or circumstances after December 13, 2001.

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                               LEADING THE WAY TO
                             SAFER, SIMPLER MEDICAL
                                   PROCEDURES

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                                 BALANCE SHEETS

--------------------------------------------------------------------------------

         (in 000's)                      9/30/01         12/31/00       % chg
                                        --------         --------       -----

Cash                                    $  3,592         $  1,007       +256%
Receivable from Cooper                       289                -
Receivables, inventory & ppds              3,822            3,150       + 20%
Deferred tax asset                           678                -
Property, plant and equipment              2,253            1,335
License agmt & other assets                2,102               69
                                        --------         --------
    Total assets                        $ 12,736         $  5,561       +129%
                                        --------         --------

Payable to bank                         $      -         $  1,551
Payable to Med-Design                      1,000                -
Other current liabilities                  1,550            1,163
Long-term liabilities                        246              215
Stockholder's equity                       9,940            2,632       +278%
                                        --------         --------
    Total liabilities and
         shareholder's equity           $ 12,736         $  5,561       +129%
                                        --------         --------

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                                 INVESTOR ISSUES


*   315,000 warrants to be exercised before 1/20/02

        -if exercised, will increase shares o/s to 4.7 million

        -will bring in cash $1.7 million

* Shares underlying warrants plus 68,000 shares of stock issued to Med-Design are now registered (S-3 available)

*   22% of outstanding shares now owned by institutions

*   Insider ownership is less than 5%

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


LEADING THE WAY TO SAFER, SIMPLER MEDICAL PROCEDURES



                           OUR BUSINESS OPPORTUNITIES

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                              GROWTH OPPORTUNITIES


*   EXPAND CORE VENOUS INTRODUCER CUSTOMER BASE

    - Market share grows from less than 20% to near 40%

    - Bard Access contract makes Company market leader

*   ADVANCED DELIVERY PRODUCTS AID NEW PROCEDURES

    - MedAmicus plays key role in Medtronic's CHF therapies

    - Medtronic FDA approval provides near-term boost to sales

*   SAFETY NEEDLES

    - Med-Design ARTERIAL and venous license places MedAmicus as leader in guidewire introducer safety needles

    - Automation will provide capacity to expand on opportunities

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                            VENOUS INTRODUCER USAGE


                                  [BAR CHART]

                       2,400    2,550    2,750    2,925
                    -------------------------------------
                       2000     2001     2002     2003


*   Signed large volume supply agreements in 2000

*   Annual introducer volume increasing to 1 million

*   40% market share - the largest supplier in the world

*   Market share increase likely from future designs

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                         WHY MEDAMICUS IS MARKET LEADER
                              IN VENOUS INTRODUCERS


*   Concentration on major companies including Medtronic and Bard Access Systems

* Bard Access, largest venous introducer user in world, signed contract with Company in 2000

*   Best product and feature offering in industry

*   Shortest industry lead times

*   99% plus on-time delivery over past 4 years

*   Highly focused OEM supplier

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                            CONGESTIVE HEART FAILURE
                                   OPPORTUNITY


* Medtronic clinical studies indicate left ventricle pacing effective CHF therapy

        -FDA panel approval in 7/01

        -final approval received in 8/01

*   Guide catheter needed to reach left ventricle - tortuous path

*   750K to 1.25MM Americans are potential candidates

*   MedAmicus' Slitter technology makes removal of guide catheter possible

* MedAmicus Q3 and Q4 results influenced by inventory build at Medtronic; 2002 sales will adjust to normal sell through

* Kit sells for premium price today; higher volume will allow for price reductions to Medtronic

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                                 SAFETY NEEDLES


*   Law requiring safer sharps devices in effect

    - Needlestick Safety and Prevention Act

*   Signed license agreement with Med-Design

    - Exclusive rights in arterial and venous fields gives Company 13,000,000 procedure opportunity

*   Centerline retraction technology

    - Technology applied to a guidewire introducer needle

    - Easy to use: no user technique change required

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                       GUIDEWIRE INTRODUCER SAFETY NEEDLE


*   FDA 510(k) marketing clearance received July 10, 2001

*   Licensed distribution rights

    - Exclusive in venous, arterial and related fields of use including gastro-enterology and drainage catheters

    - Also signed cooperation agreement to manufacture needles for spinal and epidural anesthesiology, a/v fistula and blood donor markets

*   Distribution strategy

    - All of our introducer customers will need safety needle

    - Distributor network, GPO's

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                           SAFETY NEEDLE DISTRIBUTION


*   Venous customer contacts made and evaluations in process

        -the Company expects to start receiving initial commitments before year-end

*   Arterial opportunities identified and 50% of contacts made

*   Ten distributor relationships established covering entire US

*   Director level sales and marketing position to be filled before year-end

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                           SAFETY NEEDLE MANUFACTURING


*   Expect 10,000 per week output by 1/31/02

*   $1.5 million investment in automation committed by year-end

        -on-line September 2002

        -increases capacity to 10 million units annually

*   Automation provides high level of cost competitiveness

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                         NEXT GENERATION SAFETY PRODUCT


*   All-In-One safety introducer

    - Filed for a patent on device in 11/00

    - Separate license agreement with Med-Design

    - Utilizes centerline retraction technology

        * For both venous and arterial markets

    - Designed to replace all the components in an introducer kit

    - Development underway- targeted early 2003 release

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                        SAFETY PRODUCTS MARKET POTENTIAL


                            ----------------------------------------------------
                                        GUIDEWIRE
                                    INTRODUCER SAFETY         "ALL-IN-ONE"
                                          NEEDLE           SAFETY INTRODUCER
                            ----------------------------------------------------
                     Price                 $3-4                   $10
--------------------------------------------------------------------------------
  Annual Venous Procedures                    3 Mil.                3 Mil.
--------------------------------------------------------------------------------
Annual Arterial Procedures               7 - 10 Mil.           7 - 10 Mil.
--------------------------------------------------------------------------------
          Total Procedures              10 - 13 Mil.          10 - 13 Mil.
================================================================================
        MARKET POTENTIAL               $30 - 53 MIL.        $100 - $130 MIL.
--------------------------------------------------------------------------------

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                                2002 INFLUENCERS


*   Sales drivers

    - Full year of new venous introducer customers

    - Transition of left ventricular pacing procedure kits to more normal sell through

    - Safety needle OEM relationships and distribution channels established

*   Safety needle automation

*   Development and approvals for Safety Introducer

*   Search for new opportunities to diversify product line and customer base

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                                                                [LOGO] MEDAMICUS
                                                                    INCORPORATED


                                 MEDAMICUS, INC.